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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                       March 17, 2000 (February 11, 2000)


                     Philadelphia Consolidated Holding Corp.
             (Exact name of Registrant as specified in its charter)


      Pennsylvania                     0-22280                    23-2202671
(State or other juris-               (Commission                (IRS Employer
diction of incorporation)              File No.)             Identification No.)


          One Bala Plaza, Suite 100
                Bala Cynwyd, PA                                   19004
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (610) 617-7900


          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibit listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release dated February 11, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Philadelphia Consolidated Holding Corp.
                                       (Registrant)


Date:  March 17, 2000                  By: /s/ Craig P. Keller
                                           -------------------------------------
                                           Craig P. Keller
                                           Senior Vice President, Secretary,
                                           Treasurer and Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit    Description                               Method of Filing
-------    -----------                               ----------------

99.1       Press Release dated February 11, 2000     Filed electronically herewith.

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